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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 16, 1998



                          FIRSTWORLD COMMUNICATIONS, INC.
               (Exact name of registrant as specified in its charter)



          DELAWARE                   0-24953                  33-0521976
      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
     of incorporation)



            9333 GENESEE AVENUE, SUITE 200, SAN DIEGO, CALIFORNIA 92121
             (Address of principal executive offices, including zip code)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 552-8010





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     This Current Report on Form 8-K is filed by FirstWorld Communications,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 8.  CHANGE IN FISCAL YEAR

     At a meeting held on October 16, 1998, the Board of Directors of the Company voted to change the Company's fiscal year end from September 30 to December 31, beginning with a short fiscal year ending on December 31, 1998. The Company will file a transition report for the period from October 1, 1998 through December 31, 1998.











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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 3, 1998                FirstWorld Communications, Inc.


                                        By:  /s/ Robert E. Randall
                                             ----------------------------------
                                             Robert E. Randall
                                             Executive Vice President, Chief
                                             Operating Officer and Acting Chief
                                             Financial Officer



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